SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - February 25, 2004
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of December 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2004-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-104580-03                  52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3,
M-4, B-1 and B-2 Certificateholders with respect to the February 25, 2004 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EQUITY ONE ABS, INC.



                                             By: /s/ James H. Jenkins
                                                --------------------------------
                                                James H. Jenkins,
                                                Executive Vice President and CFO


Dated:  February 27, 2004

--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                        Statement to Certificateholders
                               February 25, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------

AF1     205,000,000.00  205,000,000.00  3,262,331.95    185,069.44      3,447,401.39    0.00    0.00    201,737,668.05
AF2      91,000,000.00   91,000,000.00          0.00    188,142.50        188,142.50    0.00    0.00     91,000,000.00
AF3      82,000,000.00   82,000,000.00          0.00    208,690.00        208,690.00    0.00    0.00     82,000,000.00
AF4      55,500,000.00   55,500,000.00          0.00    191,706.25        191,706.25    0.00    0.00     55,500,000.00
AF5      30,350,000.00   30,350,000.00          0.00    129,240.42        129,240.42    0.00    0.00     30,350,000.00
AF6      30,000,000.00   30,000,000.00          0.00    105,125.00        105,125.00    0.00    0.00     30,000,000.00
AV1     124,300,000.00  124,300,000.00    968,085.60    125,681.11      1,093,766.71    0.00    0.00    123,331,914.40
AV2     124,350,000.00  124,350,000.00  2,230,506.00    125,731.67      2,356,237.67    0.00    0.00    122,119,494.00
M1       58,500,000.00   58,500,000.00          0.00    230,100.00        230,100.00    0.00    0.00     58,500,000.00
M2       49,500,000.00   49,500,000.00          0.00    210,993.75        210,993.75    0.00    0.00     49,500,000.00
M3       13,500,000.00   13,500,000.00          0.00     59,175.00         59,175.00    0.00    0.00     13,500,000.00
M4       13,500,000.00   13,500,000.00          0.00     60,862.50         60,862.50    0.00    0.00     13,500,000.00
B1       11,250,000.00   11,250,000.00          0.00     21,531.25         21,531.25    0.00    0.00     11,250,000.00
B2       11,250,000.00   11,250,000.00          0.00     27,218.75         27,218.75    0.00    0.00     11,250,000.00
R                 0.00            0.00          0.00          0.00              0.00    0.00    0.00              0.00
TOTALS  900,000,000.00  900,000,000.00  6,460,923.55  1,869,267.64      8,330,191.19    0.00    0.00    893,539,076.45
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X       900,000,000.00  900,000,000.00          0.00          0.38              0.38    0.00    0.00    895,547,880.42
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------
AF1     294751DM1   1,000.00000000  15.91381439     0.90277776  16.81659215     984.08618561    AF1     1.250000 %
AF2     294751DN9   1,000.00000000   0.00000000     2.06750000   2.06750000   1,000.00000000    AF2     2.481000 %
AF3     294751DP4   1,000.00000000   0.00000000     2.54500000   2.54500000   1,000.00000000    AF3     3.054000 %
AF4     294751DQ2   1,000.00000000   0.00000000     3.45416667   3.45416667   1,000.00000000    AF4     4.145000 %
AF5     294751DR0   1,000.00000000   0.00000000     4.25833344   4.25833344   1,000.00000000    AF5     5.110000 %
AF6     294751DS8   1,000.00000000   0.00000000     3.50416667   3.50416667   1,000.00000000    AF6     4.205000 %
AV1     294751DT6   1,000.00000000   7.78829928     1.01111110   8.79941038     992.21170072    AV1     1.400000 %
AV2     294751DU3   1,000.00000000  17.93732207     1.01111114  18.94843321     982.06267793    AV2     1.400000 %
M1      294751DV1   1,000.00000000   0.00000000     3.93333333   3.93333333   1,000.00000000    M1      4.720000 %
M2      294751DW9   1,000.00000000   0.00000000     4.26250000   4.26250000   1,000.00000000    M2      5.115000 %
M3      294751DX7   1,000.00000000   0.00000000     4.38333333   4.38333333   1,000.00000000    M3      5.260000 %
M4      294751DY5   1,000.00000000   0.00000000     4.50833333   4.50833333   1,000.00000000    M4      5.410000 %
B1      294751DZ2   1,000.00000000   0.00000000     1.91388889   1.91388889   1,000.00000000    B1      2.650000 %
B2      294751EA6   1,000.00000000   0.00000000     2.41944444   2.41944444   1,000.00000000    B2      3.350000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS              1,000.00000000   7.17880394     2.07696404   9.25576799     992.82119606
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A   1,000.00000000   0.00000000     0.00000042   0.00000042     995.05320047    X       0.000001 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
--------------------------------------------------------------------------------

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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                                                                     Page 2 of 7
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                               February 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           491,978.38
                                Group I Curtailments                   22,354.21
                                Group I Prepayments                 1,733,688.43
                                Group I Repurchases                         0.00
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal         75,681.28
                                Group II-A Curtailments                 2,415.02
                                Group II-A Prepayments                588,996.08
                                Group II-A Repurchases                      0.00
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         77,516.42
                                Group II-B Curtailments                 4,621.97
                                Group II-B Prepayments              1,454,867.79
                                Group II-B Repurchases                      0.00
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 2,008,803.97

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          185,069.44
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          188,142.50
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          208,690.00
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          191,706.25
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5          129,240.42
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AF-6          105,125.00
                                Unpaid Interest - AF-6                      0.00
                                Remaining Unpaid Interest - AF-6            0.00

                                Interest Distribution - AV-1          125,681.11

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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                                                                     Page 3 of 7
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                               February 25, 2004
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                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - AV-2          125,731.67
                                Unpaid Interest - AV-2                      0.00
                                Remaining Unpaid Interest - AV-2            0.00

                                Interest Distribution - M-1           230,100.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           210,993.75
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3            59,175.00
                                Unpaid Interest - M-3                       0.00
                                Remainingb Unpaid Interest - M-3            0.00

                                Interest Distribution - M-4            60,862.50
                                Unpaid Interest - M-4                       0.00
                                Remaining Unpaid Interest - M-4             0.00

                                Interest Distribution - B-1            21,531.25
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

                                Interest Distribution - B-2            27,218.75
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2             0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AF-6 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class AV-2 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class M-4 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances Copyright

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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                               February 25, 2004
--------------------------------------------------------------------------------

                                Group I Beginning Pool Balance    494,744,760.01
                                Group I Ending Pool Balance       648,685,711.74
                                Group II-A Beginning Pool Balance  94,697,706.41
                                Group II-A Ending Pool Balance    123,614,648.06
                                Group II-B Beginning Pool Balance  94,262,363.31
                                Group II-B Ending Pool Balance    122,729,622.81
                                Total Beginning Pool Balance      683,704,829.73
                                Total Ending Pool Balance         895,029,982.61

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 206,143.65
                                Group II-A Servicing Fee               39,457.38
                                Group II-B Servicing Fee               39,275.98

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution              83,917.91
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                          83,917.91

                                Group II-A Delinquency Advances Included
                                  in Current Distribution              31,716.43
                                Group II-A Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of Advances
                                  Outstanding                          31,716.43

                                Group II-B Delinquency Advances Included
                                  in Current Distribution              27,790.39
                                Group II-B Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                          27,790.39

Section 4.03(a)(ix)     A Group I,Group II-A, and Group II-B
                          Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      284     36,367,411.14           7.38 %
                        31-60 days       18      2,509,518.36           0.51 %
                        61-90 days        2        540,000.00           0.11 %
                          91+days         0              0.00           0.00 %
                          Total         304     39,416,929.50           8.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       55     8,261,741.90            8.79 %
                        31-60 days        9       973,909.02            1.04 %
                        61-90 days        0             0.00            0.00 %
                         91+days          0             0.00            0.00 %
                          Total          64     9,235,650.92            9.83 %
                        --------------------------------------------------------

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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                                                                     Page 5 of 7
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                               February 25, 2004
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                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       43     5,166,428.56            5.57 %
                        31-60 days        3       364,020.91            0.39 %
                        61-90 days        0             0.00            0.00 %
                         91+days          0             0.00            0.00 %
                          Total          46     5,530,449.47            5.96 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,470,236.81
                                Group II-A Three Largest Loans        978,340.96
                                Group II-B Three Largest Loans      1,408,096.60

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

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                                                                     Page 6 of 7
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                               February 25, 2004
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                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-2 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class B-1 Net WAC Cap Carryover Amounts Due 0.00 Class B-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class B-1 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class B-2 Net WAC Cap Carryover Amounts Due 0.00 Class B-2 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class B-2 Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II-A Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II-B Aggregate Principal Balance of
                                  Balloon Loans                             0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

                        Excess Reserve Fund
                                Beginning Balance of Excess Reserve Fund 0.00 Funds Withdrawn From Excess Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Excess Reserve Fund      0.00
                                Ending Balance of Excess Reserve Fund       0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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                                                                     Page 7 of 7
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                               February 25, 2004
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Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 7.38 % Group II-A Weighted Average Mortgage Rate 7.28 % Group II-B Weighted Average Mortgage Rate 7.12 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 332.00 Group II-A Weighted Average Remaining
                                  Term                                    358.00
                                Group II-B Weighted Average Remaining
                                  Term                                    358.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)

                                Overcollateralization Amount        2,008,803.97
                                Overcollateralization Target
                                  Amount                           39,150,000.00
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           37,141,196.03

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %
                                Senior Enhancement Percentage            17.59 %
                                Senior Specified Enhancement Percentage  43.70 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             0.06 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under Yield
                          Maintenance Agreement                             0.00

Sec. 4.03 (a)(xxvii)    Pre-Funded Amount                             517,897.81

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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